Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,144.16
Total Transaction Valuation	33,600,000.00
Total Offset Amount	0.00
Net Fee	$ 5,144.16